UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Earliest Event Reported: October 21, 2010


                          SPECTRAL CAPITAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                 000-50274               51-0520296
----------------------------  --------------------   ---------------------------
(State or other jurisdiction    (Commission File       (IRS Employer Identi
       of incorporation)             Number)             -fication Number)


                 701 Fifth Avenue, Suite 4200, Seattle, WA 98104
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (888)366-6115
                                 ---------------
               Registrant's telephone number, including area code


                       ----------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Director

On October 21, 2010, Spectral Capital Corporation ("the Company") appointed Mr. Stephen Spalding as its new Chief Financial Officer and as a Director to its Board of Directors.

In return for his services, Mr. Spalding was issued 1,000,000 in options, exercisable into shares of the Company's common stock at $1.00 per share. The option begins to vest after 12 months, starting October 31, 2011, at a rate of 200,000 shares per year. The option has a term of 5 years.

Mr. Spalding has his MBA, Qualitative Analysis from the University of Arizona, a B.S. in Finance and Management, B.S. Physics (solid state), B.S. Mathematics, all from Eastern Illinois University. Mr. Spalding's professional experience includes founding partner with KPMG's Information Risk Management Practices and served as a partner in their Strategic Services & Enabling Technology practice for 13 years. He also served as Regional Practice Partner with Deloitte and Touche's Controls Technology Development & Implementation and Enterprise Risk Services Practices for 6 years. As such he had responsibility for the firm's west coast technology practice and some of the firm's largest clients (Microsoft, Boeing, Safeway). For the last 15 years he has been a frequent guest lecturer at Singapore Management University (SMU) and instructs a senior/graduate class in IT Audit and Controls in the Accounting Department at San Francisco State University (SFSU).



                            SECTION 7. REGULATION FD

Item 7.01 Regulation FD.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 25, 2010, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.1.




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





                   SECTION 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
 (d) Exhibits.
The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of


Regulation S-K.
   Exhibit No.                                                   Description

       99.1             Press Release dated October 25, 2010*

     *Filed herewith.























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






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               SPECTRAL CAPITAL CORPORATION




                                               By: /s/ Jenifer Osterwalder
                                                   -----------------------------
                                                      Jenifer Osterwalder,
                                                        Chief Executive Officer


                                               Date: October 28, 2010


















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